Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of income (loss) before income taxes from continuing operations are as follows:

(in millions of dollars)	2012	2011	2010
Domestic operations	$(94.9)	$(48.6)	$(38.5)
Foreign operations	90.5	91.5	77.0
Total	$(4.4)	$42.9	$38.5

The reconciliation of income taxes computed at the U.S. federal statutory income tax rate to our effective income tax rate for continuing operations is as follows:

(in millions of dollars)	2012	2011	2010
Income tax at U.S. statutory rate	$(1.5)	$15.0	$13.5
State, local and other tax, net of federal benefit	(0.6)	(1.3)	(0.8)
U.S. effect of foreign dividends and earnings	23.7	11.6	4.9
Unrealized foreign currency (loss) gain on intercompany debt	(7.7)	0.9	8.6
Foreign income taxed at a lower effective rate	(7.2)	(7.7)	(6.7)
(Decrease) increase in valuation allowance	(145.1)	5.4	15.7
U.S. effect of capital gain	11.0	—	—
Correction of deferred tax error on foreign subsidiary	0.8	—	(2.8)
Change in prior year tax estimates	(0.4)	1.0	(1.3)
Miscellaneous	5.6	(0.6)	(0.4)
Income taxes as reported	$(121.4)	$24.3	$30.7
Effective tax rate	NM	56.6%	79.7%

For 2012, we recorded an income tax benefit from continuing operations of $121.4 million on a loss before taxes of $4.4 million. The tax benefit for 2012 is primarily due to the $145.1 million release of certain valuation allowances.

We continually review the need for establishing or releasing valuation allowances on our deferred tax attributes. Due to the acquisition of Mead C&OP in the second quarter of 2012, we analyzed our need for maintaining valuation reserves against the expected U.S. future tax benefits. Based on our analysis we determined that there existed sufficient evidence in the form of future taxable income from the combined operations to release $126.1 million of the valuation allowance that had been previously recorded against the U.S. deferred income tax assets. The resulting deferred tax assets are comprised principally of net operating loss carryforwards that are expected to be fully realized within the expiration period and other temporary differences. Also, as part of this ongoing review, valuation allowances were released in certain foreign jurisdictions in the amount of $19.0 million, primarily during the second quarter of 2012, due to the sustained profitability of these businesses.

For the year ended December 31, 2011, income tax expense from continuing operations was $24.3 million on income before taxes of $42.9 million. For 2010, we recorded income tax expense from continuing operations of $30.7 million on income before taxes of $38.5 million. The high effective rates for 2011 and 2010 of 56.6% and 79.7% are due to increases in the valuation allowance of $5.4 million, net of a $2.8 million reversal of a valuation reserve in the U.K., and $15.7 million, respectively. Therefore no tax benefit was being provided on losses incurred in the U.S. and certain foreign jurisdictions where valuation allowances were recorded against certain tax benefits. Also contributing to the high effective tax rate for 2010 was an $8.6 million expense recorded to reflect the income tax impact of foreign currency fluctuations on an intercompany debt obligation, partially offset by the benefit of the $2.8 million out-of-period adjustment.

The effective tax rates for discontinued operations were 25.6%, 13.4% and 29.6% in 2012, 2011 and 2010, respectively. The lower rate in 2011 reflects the benefit of the goodwill tax basis and prior year capital loss carryforwards that reduced the taxable gain on the sale of GBC Fordigraph in Australia.

The U.S. federal statute of limitations remains open for the years 2009 and forward. Foreign and U.S. state jurisdictions have statutes of limitations generally ranging from 3 to 5 years. Years still open to examination by foreign tax authorities in major jurisdictions include Australia (2008 forward), Brazil (2007 forward), Canada (2006 forward) and the U.K. (2010 forward). We are currently under examination in various foreign jurisdictions.

The components of the income tax expense from continuing operations are as follows:

(in millions of dollars)	2012	2011	2010
Current expense
Federal and other	$6.0	$0.3	$0.6
Foreign	27.1	19.8	18.1
Total current income tax expense	33.1	20.1	18.7
Deferred (benefit) expense
Federal and other	(129.5)	4.9	4.8
Foreign	(25.0)	(0.7)	7.2
Total deferred income tax (benefit) expense	(154.5)	4.2	12.0
Total income tax (benefit) expense	$(121.4)	$24.3	$30.7

The components of deferred tax assets (liabilities) are as follows:

(in millions of dollars)	2012	2011
Deferred tax assets
Compensation and benefits	$15.6	$14.7
Pension	38.5	34.2
Inventory	5.8	5.4
Other reserves	18.0	7.2
Accounts receivable	6.0	3.7
Capital loss carryforwards	—	10.3
Foreign tax credit carryforwards	20.5	20.5
Net operating loss carryforwards	135.2	129.3
Miscellaneous	6.3	3.3
Gross deferred income tax assets	245.9	228.6
Valuation allowance	(55.4)	(204.3)
Net deferred tax assets	190.5	24.3
Deferred tax liabilities
Depreciation	(27.3)	(2.0)
Identifiable intangibles	(257.4)	(73.0)
Unrealized foreign currency gain on intercompany debt	(3.3)	(10.6)
Gross deferred tax liabilities	(288.0)	(85.6)
Net deferred tax liabilities	$(97.5)	$(61.3)

Deferred income taxes are not provided on certain undistributed earnings of foreign subsidiaries that are expected to be permanently reinvested in those companies, which aggregate to approximately $586 million and $517 million as of December 31, 2012 and at 2011, respectively. If these amounts were distributed to the U.S., in the form of a dividend or otherwise, we would be subject to additional U.S. income taxes. Determination of the amount of unrecognized deferred income tax liabilities on these earnings is not practicable.
At December 31, 2012, $404.5 million of net operating loss carryforwards are available to reduce future taxable income of domestic and international companies. These loss carryforwards expire in the years 2013 through 2031 or have an unlimited carryover period.
We recognize interest and penalties related to unrecognized tax benefits as a component of income taxes in our results of operations. As of December 31, 2012, we have accrued $1.4 million for interest and penalties on unrecognized tax benefits.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions of dollars)	2012	2011	2010
Balance at beginning of year	$5.5	$5.7	$6.0
Additions for tax positions of prior years	2.0	0.1	0.2
Reductions for tax positions of prior years	(1.5)	(0.2)	(0.5)
Settlements	—	(0.1)	—
Mead C&OP acquisition	50.3	—	—
Balance at end of year	$56.3	$5.5	$5.7

As of December 31, 2012 the amount of unrecognized tax benefits increased to $56.3 million, of which $51.6 million would affect our effective tax rate, if recognized. We expect the amount of unrecognized tax benefits to change within the next twelve months, but these changes are not expected to have a significant impact on our results of operations or financial position. None of the positions included in the unrecognized tax benefit relate to tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility.

Income Tax Assessment

In connection with our May 1, 2012 acquisition of Mead C&OP, we assumed all of the tax liabilities for the acquired foreign operations. In December of 2012, the Federal Revenue Department of the Ministry of Finance of Brazil ("FRD") issued a tax assessment against our newly acquired indirect subsidiary, Tilibra Produtos de Papelaria Ltda. ("Tilibra"), which challenged the goodwill recorded in connection with the 2004 acquisition of Tilibra. This assessment denied the deductibility of that goodwill from Tilibra's taxable income for the year 2007. The assessment seeks payment of approximately R$26.9 million ($13.2 million based on current exchange rates) of tax, penalties and interest.

In January of 2013, Tilibra filed a protest disputing the tax assessment at the first administrative level of appeal within the FRD. We believe that we have meritorious defenses and intend to vigorously contest this matter, however, there can be no assurances that we will ultimately prevail. We are in the early stages of the process to challenge the FRD's tax assessment, and the ultimate outcome will not be determined until the Brazilian tax appeal process is complete, which is expected to take many years. In addition, Tilibra's 2008-2012 tax years remain open and subject to audit, and there can be no assurances that we will not receive additional tax assessments regarding the goodwill deducted for the Tilibra acquisition for one or more of those years, which could increase the Company's exposure to a total of approximately $44.5 million (based on current exchange rates), including interest and penalties which have accumulated to date. If the FRD's initial position is ultimately sustained, the amount assessed would adversely affect our reported cash flow in the year of settlement.

Because there is no settled legal precedent on which to base a definitive opinion as to whether we will ultimately prevail, the Company considers the outcome of this dispute to be uncertain. Since it is not more likely than not that we will prevail, in the fourth quarter of 2012, we recorded a reserve in the amount of $44.5 million in consideration of this matter, of which $43.3 million was recorded as an adjustment to the allocation of the purchase price for the fair value of non-current liabilities assumed as of the acquisition date and was recorded as an increase to goodwill. In addition, the Company will continue to accrue interest related to this matter until such time as the outcome is known or until evidence is presented that we are more likely than not to prevail. During 2012, the Company accrued $1.2 million of additional interest that has accumulated since the date of the acquisition as a charge to current income tax expense.